Exhibit 10.3

SPONSOR SUPPORT AGREEMENT

This SPONSOR SUPPORT AGREEMENT (this “Agreement”) is made and entered into on as of [ ], 2023, by and among (i) Newcourt SPAC Sponsor LLC, a Delaware limited liability company, (the “Sponsor”) (ii) Newcourt Acquisition Corp, a Cayman Islands exempted company (“SPAC”), (iii) Psyence Biomed II Corp., a corporation organized under the laws of Ontario, Canada (the “Target”), and (iv) Psyence Biomedical Ltd, a corporation organized under the laws of Ontario, Canada and a wholly-owned subsidiary of the Parent (defined below) (“NewCo”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Business Combination Agreement (as defined below).

WHEREAS, on July 31, 2023, (i) SPAC, (ii) the Sponsor, (iii) NewCo, (iv) Psyence (Cayman) Merger Sub, a newly formed Cayman Islands exempted company and a wholly-owned subsidiary of NewCo (“Merger Sub”), (v) Psyence Group Inc., a corporation organized under the laws of Ontario, Canada (“Parent”), (vi) the Target and (vii) Psyence Biomed Corp., a corporation organized under the laws of British Columbia, Canada (now continued under the laws of the Province of Ontario), entered into that certain Amended and Restated Business Combination Agreement (as may be amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, subject to the terms and conditions thereof, among other matters, (i)  Parent will contribute Target to NewCo in exchange for shares of NewCo common stock (the “Share Exchange”) and (ii) immediately following the Share Exchange, Merger Sub will merge with and into SPAC, with SPAC being the surviving company in the merger (the “Merger”) and each outstanding security of SPAC immediately prior to the effective time of the Merger will convert into the right to receive a substantially equivalent security of NewCo, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, as of the date hereof, Sponsor owns 920,000 Private Placement Units, each consisting of one SPAC Class A Share and one Private Placement Warrant, and 6,535,000 SPAC Class B Shares (together with the SPAC Class A Shares, the “SPAC Shares,” all such SPAC Shares, any SPAC Shares of which ownership of record or the power to vote is hereafter acquired by Sponsor prior to the termination of this Agreement and any all other shares of SPAC issued or issuable to Sponsor or acquired thereby after the date hereof, being referred to herein as the “Shares”); and

WHEREAS, in order to induce the Target, SPAC and NewCo to consummate the transactions set forth in the Business Combination Agreement, Sponsor is executing and delivering this Agreement to the Target, SPAC and NewCo.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Agreement to Vote. Sponsor, with respect to the Shares, hereby agrees (and agrees to execute such documents or certificates evidencing such agreement as SPAC and/or the Target may reasonably request in connection therewith) to vote at each SPAC Shareholder Meeting and any other meeting of the shareholders of SPAC, and in any action by written consent of the shareholders of SPAC related to any matters contemplated by the Business Combination Agreement and the Ancillary Agreements, all of the Shares (a) in favor of proposals to approve as an ordinary resolution, the adoption of the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement, (b) as a special resolution, the adoption of the proposed SPAC A&R Memorandum and Articles in replacement of SPAC Existing Memorandum and Articles, (c) as an ordinary resolution, the changes to the authorized share capital of SPAC, (d) as an ordinary resolution, the adoption of the LTIP, the issuance of SPAC Class A Shares, pursuant to this Agreement, including any approval which may be reasonably required by the Nasdaq, (e) as an ordinary resolution, the appointment of the directors constituting the post-Closing SPAC Board, (f) as an ordinary resolution, the adjournment of SPAC Shareholder Meeting if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of SPAC Shareholder Voting Matters, (g) as a special resolution, the adoption of the Plan of Merger, (h) as a special resolution, the approval of the Merger, (i) as an ordinary resolution, the adoption and approval of any other proposals that the SEC (or staff members thereof) may indicate are necessary in its comments to the Proxy/Registration Statement or correspondence related thereto, and (h) as an ordinary resolution (or, if required by applicable Law or the SPAC Existing Memorandum and Articles, as a special resolution), any other proposals that are submitted to, and require the vote of, SPAC Shareholders in the Proxy/Registration Statement.

2. Transfer and Forfeiture Provisions.

(a) No Transfer of Shares. Sponsor agrees that it shall not, directly or indirectly, except as otherwise contemplated pursuant to the Business Combination Agreement, (a) sell, assign, transfer (including by operation of law), redeem, lien, pledge, distribute, dispose of or otherwise encumber any of the Shares or otherwise agree to do any of the foregoing (unless the transferee agrees to be bound by this Agreement), (b) deposit any Shares into a voting trust, enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law), redemption or other disposition of any Shares (unless permitted by the provisions hereof and the transferee agrees in writing to be bound by the terms and conditions of this Agreement) or (d) take any action that would have the effect of preventing or disabling Sponsor from performing its obligations hereunder.

(b) Backstop Shares. Notwithstanding the foregoing, the Sponsor may transfer up to an aggregate of 3,000,000 SPAC Class B Shares held by the Sponsor (the “Backstop Shares”), (i) for reduction of any deferred underwriting fees, or (ii) to non-Affiliate third party investors providing backstop financing, non-redemption agreements or other financial support in connection with the transactions contemplated by the Business Combination Agreement, as determined by the SPAC in consultation with the Parent. Any of the 3,000,000 Backstop Shares not utilized as envisaged above will be subject to forfeited by the Sponsor and cancelled.

3. Waiver. Sponsor hereby waives (and agrees to execute such documents or certificates evidencing such waiver as SPAC and/or Target may reasonably request) any adjustment to the conversion ratio set forth in the certificate of incorporation of SPAC of any other anti-dilution or similar protection with respect to the SPAC Ordinary Shares (whether resulting from the transactions contemplated hereby, by the Business Combination Agreement or any Ancillary Agreement or by any other transaction consummated in connection with the transactions contemplated hereby and thereby).

4. Representations and Warranties. Sponsor represents and warrants for and on behalf of itself to SPAC, NewCo and the Target as follows:

(a) The execution, delivery and performance by Sponsor of this Agreement and the consummation by Sponsor of the transactions contemplated hereby do not and will not (i) conflict with or violate any Law or Order applicable to Sponsor, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any Lien on any Shares (other than pursuant to this Agreement, or transfer restrictions under applicable securities laws or Sponsor’s Governing Documents) or (iv) conflict with or result in a breach of or constitute a default under any provision of Sponsor’s Governing Documents.

(b) Sponsor owns of record and has good, valid and marketable title to the Shares, free and clear of any Lien (other than pursuant to this Agreement or transfer restrictions under applicable securities Laws or the Sponsor’s Governing Documents) and has the sole power (as currently in effect) to vote and has the full right, power and authority to sell, transfer and deliver such Shares, and Sponsor does not own, directly or indirectly, any other shares of SPAC’s share capital other than the Shares, or any options, warrants or other rights to acquire any additional ordinary shares of SPAC, or any security exercisable for or convertible into ordinary shares of SPAC.

(c) Sponsor has the power, authority and capacity to execute, deliver and perform this Agreement, and this Agreement has been duly authorized, executed and delivered by Sponsor.

(d) There are no Proceedings pending or threatened against Sponsor, or its officers, directors, employees, members, shareholders, interest holders, or other affiliates that could impair its ability to perform its obligations hereunder or consummate the transactions contemplate by this Agreement.

5. Other Covenants and Agreements.

(a) At or prior to the Effective Time, Sponsor shall deliver to the Target, SPAC and NewCo a duly executed copy of all Ancillary Agreements to which it is a party, including without limitation the Lock-Up Agreement, in the form attached as an exhibit to the Proxy/Registration Statement.

(b) Sponsor agrees to and shall be bound by and subject to Section 9.4 (Confidential Information) and Section 12.10 (Trust Account Waiver) of the Business Combination Agreement to the same extent as such provisions apply to the parties to the Business Combination Agreement as if Sponsor were a direct party thereto.

(c) Sponsor hereby waives and agrees not to assert or perfect any rights of appraisal or rights to dissent from the Business Combination or Merger that Sponsor may have by virtue of ownership of the Shares and agrees not to commence or participate in any claim, derivative or otherwise, against any party to the Business Combination Agreement related to the negotiation, execution or delivery of this Agreement, the Business Combination Agreement or the transactions contemplated thereby or the Merger.

6. Termination. This Agreement and the obligations of Sponsor under this Agreement shall automatically terminate upon the earliest of: (a) the Closing; (b) the termination of the Business Combination Agreement in accordance with its terms; or (c) the mutual written agreement of the Target, NewCo, the Sponsor and SPAC. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement occurring prior to its termination.

7. Miscellaneous.

(a) Except as otherwise provided herein or in the Business Combination Agreement or any Ancillary Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

(b) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Sponsor, to: Newcourt SPAC Sponsor LLC c/o Newcourt Acquisition Corp. 2201 Broadway, Suite 705 Oakland, CA 94612 Attention: Marc Balkin, CEO E-mail: marc@balkinand.co with a copy (which will not constitute notice) to:

McDermott Will & Emery LLP

One Vanderbilt Avenue

New York, New York 10017

Attn: Ari Edelman, Esq.

Telephone No.: (212) 547-5372

Email: aedelman@mwe.com

If to SPAC, at or prior to the Closing, to: Newcourt Acquisition Corp 2201 Broadway, Suite 705 Oakland, CA 94612 Attention: Marc Balkin, CEO E-mail: marc@balkinand.co with a copy (which will not constitute notice) to:

McDermott Will & Emery LLP

One Vanderbilt Avenue

New York, New York 10017

Attn: Ari Edelman, Esq.

Telephone No.: (212) 547-5372

Email: aedelman@mwe.com

If to NewCo, or Target:

Psyence Biomed II Corp.

121 Richmond Street West, Penthouse Suite, 1300

Toronto, Ontario

M5H 2K1

Attn: Taryn Vos, General Counsel

Telephone No: +27 744 604 171

Email: Taryn@Psyence.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Fl., New York, New York 10105

Attn: Stuart Neuhauser, Esq.

Lloyd N. Steele, Esq.

Telephone No.: (212) 370-1300

Email: sneuhauser@egsllp.com

lsteele@egsllp.com

-and to –

WeirFoulds LLP

66 Wellington Street West, Suite 4100

Toronto, ON M5K 1B7

Attn: Rob Eberschlag

T: 416-365-1110

Email: reberschlag@weirfoulds.com

(c) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(d) This Agreement, the Business Combination Agreement and the Ancillary Agreements constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise). This Agreement may not be amended or modified in any respect, except by a written agreement executed by all of the parties hereto.

(e) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(f) The parties hereto agree that irreparable damage may occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. Each of the parties agrees that it shall not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches or threatened breaches of, or to enforce compliance with this Agreement when expressly available pursuant to the terms of this Agreement shall not be required to provide any bond or other security in connection with any such Order.

(g) This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in the Court of Chancery of the State of Delaware, or to the extent such Court does not have subject matter jurisdiction, any federal court within the State of Delaware (and any courts having jurisdiction over appeals therefrom) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 7(b). Nothing in this Section 7(g) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(i) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.

(j) This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(k) Without further consideration, each party shall use commercially reasonable efforts to execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be required or advisable to consummate the transactions contemplated by this Agreement.

(l) This Agreement shall not be effective or binding upon Sponsor until such time as the Business Combination Agreement is executed by each of the parties thereto.

(m) If, and as often as, there are any changes in SPAC or the SPAC Ordinary Shares by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or business combination, or by any other means, equitable adjustment shall be made to the provisions of this Agreement as may be required and are agreed upon by the parties so that the rights, privileges, duties and obligations hereunder shall continue with respect to SPAC, NewCo, the Target, the Sponsor and the Shares as so changed.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed and delivered by its respective duly authorized officer as of the date first written above.

Sponsor:

NEWCOURT SPAC SPONSOR LLC

By:
Name:
Title:

SPAC:

NEWCOURT ACQUISITION CORP

By:
	Name:	Marc Balkin
	Title:	Chief Executive Officer

Target:

PSYENCE BIOMED II CORP.

By:
Name:
Title:

NewCo:

PSYENCE BIOMEDICAL LTD.

By:
Name:
Title:

[Signature Page to Sponsor Support Agreement]